Real Estate Properties	12 Months Ended
Dec. 31, 2017
Real Estate [Abstract]
Real Estate Properties
Real Estate Properties
As of December 31, 2017, we wholly owned 108 properties (167 buildings), with an undepreciated carrying value of $2,975,721 and had a noncontrolling ownership interest in two unconsolidated joint ventures that own two properties (three buildings). We generally lease space at our properties on a gross lease or modified gross lease basis pursuant to fixed term contracts expiring between 2018 and 2034.  Our leases generally require us to pay all or some property operating expenses and to provide all or most property management services.  During the year ended December 31, 2017, we entered 75 leases for 1,604,783 rentable square feet for a weighted (by rentable square feet) average lease term of 7.6 years and we made commitments for approximately $18,249 of leasing related costs. As of December 31, 2017, we have estimated unspent leasing related obligations of $31,310. During the year ended December 31, 2017, we capitalized $511 of interest expense related to the redevelopment and expansion of an existing property.

FPO Transaction

On October 2, 2017, we completed our acquisition of First Potomac Realty Trust, or FPO, pursuant to merger transactions, as a result of which we acquired 35 office properties (72 buildings) with 6,028,072 rentable square feet, and FPO's 50% and 51% interests in two joint ventures that own two properties (three buildings) with 443,867 rentable square feet, or collectively, the FPO Transaction. The aggregate value we paid for FPO was $1,370,888, including $651,696 in cash to FPO's shareholders, the repayment of $483,000 of FPO corporate debt, the assumption of $167,548 of mortgage debt; this amount excludes the $82,000 of mortgage debt that encumber the two properties owned by the two joint ventures and the payment of certain transaction fees and expenses, net of FPO cash on hand. We financed the cash payments for the FPO Transaction with borrowings under our revolving credit facility and with cash on hand, including net proceeds from our public offerings of common shares and senior unsecured notes, as described further in Notes 9 and 11. We accounted for the FPO Transaction as an asset acquisition Our allocation of the purchase price was based on estimates of the relative fair value of the acquired assets and assumed liabilities.

The following table summarizes the total consideration paid and the estimated fair values of the assets acquired and liabilities assumed in the FPO Transaction:

Total Purchase Price:
Cash consideration	$1,175,140
Acquisition related costs	9,575
Total cash consideration	1,184,715
Preferred units of limited partnership issued (1)	20,221
Acquired net working capital	(1,596)
Assumed mortgage notes	167,548
Non-cash portion of purchase price	186,173
Gross purchase price	$1,370,888

Purchase Price Allocation:
Land	$360,909
Buildings and improvements	681,340
Acquired real estate leases (2)	283,498
Investment in unconsolidated joint ventures	51,305
Cash	11,191
Restricted cash	1,018
Rents receivable	2,672
Other assets	3,640
Total assets	1,426,694

Mortgage notes payable (3)	(167,936)
Assumed real estate lease obligations (2)	(5,776)
Accounts payable and accrued expenses	(10,640)
Rents collected in advance	(1,436)
Security deposits	(4,849)
Net assets acquired	1,204,936

Assumed working capital	(1,596)
Assumed principal balance of debt	167,548
Gross purchase price	$1,370,888

(1)
Pursuant to the terms of the FPO Transaction, each unit of limited partnership interest in FPO's operating partnership that was not liquidated on the closing date was exchanged on a one-for-one basis for 5.5% Series A Cumulative Preferred Units of the surviving subsidiary. As of December 31, 2017, there are 1,814 of 5.5% Series A Cumulative Preferred Units outstanding. Beginning on October of each year and ending January 15 of the following year, with the first such period beginning October 1, 2019, holders have the right to redeem their 5.5% Series A Cumulative Preferred Units for cash equal to $11.15 per unit. Beginning on April 1 of each year and ending June 30 of that year, with the first such period beginning April 1, 2018, we have the right to redeem all or any portion of the outstanding 5.5% Series A Cumulative Preferred Units for cash at $11.15 per unit. As of December 31, 2017, the carrying value of these Series A Cumulative Preferred Units was $20,496 and is recorded as temporary equity on our consolidated balance sheet at December 31, 2017.

(2)
As of the date acquired, the weighted average amortization periods for capitalized above market lease values, lease origination value and capitalized below market lease values were 3.2 years, 3.1 years and 3.8 years, respectively.

(3)	Includes fair value adjustments totaling $388 on $167,936 principal amount of mortgage notes we assumed in connection with the FPO Transaction.

Pro Forma Information (Unaudited):

The following table presents our pro forma results of operations for the years ended December 31, 2017 and 2016 as if the FPO Transaction and related financing activities had occurred on January 1, 2016. The historical FPO results of operations included in this pro forma financial information have been adjusted to remove the results of operations of properties and joint venture interests FPO sold from January 1, 2016 to October 2, 2017, the closing date of the FPO Transaction. The effect of these adjustments was to decrease pro forma rental income $804 and $17,810 for the years ended December 31, 2017 and 2016, respectively, and to decrease net income (loss) $47,019 and $5,403 for the years ended December 31, 2017 and 2016, respectively.

This pro forma financial information is not necessarily indicative of what our actual financial position or results of operations would have been for the periods presented or for any future period. Differences could result from numerous factors, including future changes in our portfolio of investments, capital structure, property level operating expenses and revenues, including rents expected to be received on our existing leases or leases we may enter during and after 2018, changes in interest rates and other reasons. Actual future results are likely to be different from amounts presented in this pro forma financial information and such differences could be significant.

	Year Ended December 31,
	2017	2016
Rental income	$437,101	$412,245
Net income (loss)	(25,898)	11,630
Net income (loss) per share	$(0.26)	$0.12

During the year ended December 31, 2017, we recognized revenues of $36,722 and operating income of $3,230 from the consolidated properties acquired in the FPO Transaction and ($621) in equity in losses from our unconsolidated joint ventures acquired in the FPO Transaction.

Unconsolidated Joint Ventures

    We own interests in two joint ventures that own two properties (three buildings). We account for these investments under the equity method of accounting. As of December 31, 2017, our investment in unconsolidated joint ventures consisted of the following:

Joint Venture	GOV Ownership	GOV Carrying Value of Investment at December 31, 2017	Property Type	Number of Buildings	Location	Square Feet
Prosperity Metro Plaza	51%	$27,888	Office	2	Fairfax, VA	328,456
1750 H Street, NW	50%	22,314	Office	1	Washington, DC	115,411
Total		$50,202		3		443,867

The following table provides a summary of the mortgage debt of our unconsolidated joint ventures:

Joint Venture	Interest Rate (1)	Maturity Date	Principal Balance at December 31, 2017
Prosperity Metro Plaza	4.09%	12/1/2029	$50,000
1750 H Street, NW	3.69%	8/1/2024	32,000
Weighted Average/Total	3.93%		$82,000

(1)	Includes the effect of mark to market purchase accounting.

At December 31, 2017, the aggregate unamortized basis difference of our unconsolidated joint ventures of $8,933 is primarily attributable to the difference between the amount for which we purchased our interest in the joint ventures, including transaction costs, and the historical carrying value of the net assets of the joint ventures. This difference will be amortized over the remaining useful life of the related properties and included in the reported amount of equity in earnings of investees.

Other 2017 Acquisition Activities

During the year ended December 31, 2017, we acquired one property (one building) located in Manassas, VA with 69,374 rentable square feet. This property was 100% leased to Prince William County on the date of acquisition. This transaction was accounted for as an asset acquisition. The purchase price was $12,657, including capitalized acquisition costs of $37. Our allocation of the purchase price of this acquisition is based on the relative estimated fair value of the acquired assets and assumed liabilities is presented in the table below.

Number
			of				Buildings	Other
Acquisition			Properties/	Square	Purchase		and	Assumed
Date	Location	Type	Buildings	Feet	Price	Land	Improvements	Assets
Jan-17	Manassas, VA	Office	1/1	69,374	$12,657	$1,562	$8,253	$2,842

In September 2017, we acquired transferable development rights that will allow us to expand a property we own in Washington, D.C. for a purchase price of $2,030, excluding acquisition costs.

2016 Acquisition Activities

During the year ended December 31, 2016, we acquired three properties (five buildings) with a combined 830,185 rentable square feet and a land parcel adjacent to one of our existing properties for an aggregate purchase price of $199,304, excluding acquisition costs. Our allocation of the purchase price of these acquisitions based on the estimated fair value of the acquired assets and assumed liabilities is presented in the table below.

			Number
			of				Buildings	Other		Acquired
Acquisition			Properties/	Square	Purchase		and	Assumed	Acquired	Lease
Date	Location	Type	Buildings	Feet	Price (1)	Land	Improvements	Assets	Leases	Obligations
Jan-16	Sacramento, CA (2)	Office	1/1	337,811	$79,508	$4,688	$61,995	$2,167	$11,245	$(587)
Jul-16	Atlanta, GA (3)	Land	—	—	1,670	1,670	—	—	—	—
Dec-16	Rancho Cordova, CA (2)	Office	1/1	82,896	13,943	1,466	8,797	—	3,680	—
Dec-16	Chantilly, VA (2)	Office	1/3	409,478	104,183	6,966	74,214	—	23,003	—
			3/5	830,185	$199,304	$14,790	$145,006	$2,167	$37,928	$(587)

(1)	Excludes acquisition costs.

(2)	Accounted for as a business combination.

(3)
On July 6, 2016, we acquired a land parcel adjacent to on our existing properties for $1,623. We accounted for this transaction as an asset acquisition and capitalized acquisition related costs of $47.

2018 Disposition Activities
In January 2018, we entered an agreement to sell an office property (one building) located in Minneapolis, MN with 193,594 rentable square feet for $20,000, excluding closing costs. During the year ended December 31, 2017, we recorded a $9,260 loss on impairment of real estate to reduce the carrying value of this property to its estimated fair value. This sale is expected to occur in the first quarter of 2018.

In February 2018, we entered an agreement to sell an office property (one building) located in Safford, AZ with 36,139 rentable square feet for $8,250, excluding closing costs. This sale is expected to occur in the second quarter of 2018.

In February 2018, we entered an agreement to sell an office property (one building) located in Sacramento, CA with 110,500 rentable square feet for $10,755, excluding closing costs. This sale is expected to occur in the second quarter of 2018.

Our pending dispositions are subject to conditions; accordingly, we cannot be sure that we will complete these transactions or that these transactions will not be delayed or the terms of these transactions will not change.

As part of our long term financing plans for the FPO Transaction and to reduce our financial leverage, we expect to dispose of certain additional properties. We are marketing or plan to market for sale 28 properties (61 buildings) including properties acquired as part of the FPO Transaction, with a carrying value of $658,190 as of December 31, 2017. We cannot be sure we will sell any properties or sell them for prices in excess of our carrying values.

2017 Disposition Activities - Continuing Operations

In October 2017, we sold one vacant office property (one building) located in Albuquerque, NM with 29,045 rentable square feet and a net book value of $1,885 as of the date of sale for $2,000, excluding closing costs. During the year ended December 31, 2017, we recorded a $230 loss on impairment of real estate to reduce the carrying value of this property to its estimated fair value.

2017 Disposition Activities – Discontinued Operations

In August 2017, we sold one vacant office property (one building) in Falls Church, VA with 164,746 rentable square feet and a net book value of $12,901 as of the date of sale for $13,523, excluding closing costs. Results of operations for this property, which qualified as held for sale prior to our adoption in 2014 of ASU No. 2014-8, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, are classified as discontinued operations in our consolidated financial statements. During the year ended December 31, 2017, we recorded an adjustment of $619 to increase the carrying value of this property to its estimated fair value less costs to sell.

Summarized balance sheet and income statement information for this property is as follows:

Balance Sheets

As of December 31,
2016
Real estate properties, net	$12,260
Other assets	281
Assets of discontinued operations	$12,541

Other liabilities	$45
Liabilities of discontinued operations	$45

Statements of Operations

	Year Ended December 31,
	2017	2016	2015
Rental income	$17	$68	$114
Real estate taxes	(88)	(97)	(92)
Utility expenses	(97)	(146)	(161)
Other operating expenses	(202)	(300)	(272)
General and administrative	(76)	(114)	(114)
Increase in carrying value of property included in discontinued operations	619	—	—
Income (loss) from discontinued operations	$173	$(589)	$(525)

2016 Disposition Activities

In July 2016, we sold an office property (one building ) in Savannah, GA with 35,228 rentable square feet that had a net book value of $2,986 for $4,000, excluding closing costs. In connection with this sale, we provided $3,600 of mortgage financing to the buyer. The mortgage note requires interest to be paid at an annual rate of LIBOR plus 4.0%, subject to a minimum annual interest rate of 5.0%, and requires monthly payments of interest only until maturity on June 30, 2021. This sales transaction did not qualify for full gain recognition under GAAP and is being accounted for under the installment method. Accordingly, we recognized a gain on sale of real estate of $79 during the year ended December 31, 2016 and recorded a deferred gain of $712, which we currently expect to recognize when the mortgage note is repaid. The mortgage note receivable of $3,600, net of the $712 deferred gain, is included in other assets in our consolidated balance sheets at December 31, 2017 and 2016.

Operating leases

Our future minimum lease payments related to our consolidated properties and estimated real estate tax and other expense reimbursements scheduled to be received during the current terms of the existing leases as of December 31, 2017 are as follows:

2018	$367,883
2019	330,792
2020	258,847
2021	220,758
2022	180,558
Thereafter	564,621
$1,923,459

Certain of our government tenants have the right to terminate their leases before the lease term expires. As of December 31, 2017, government tenants who currently represent approximately 4.5% of our total future minimum lease payments have currently exercisable rights to terminate their leases before the stated terms of their leases expire. In 2018, 2019, 2020, 2021, 2022, 2023, 2024, 2025, 2026 and 2027, early termination rights become exercisable by other government tenants who currently represent an additional approximately 0.8%, 5.6%, 10.3%, 2.3%, 5.5%, 1.0%, 0.5%, 0.6%, 2.3% and 1.8% of our total future minimum lease payments, respectively. In addition, as of December 31, 2017, 26 of our government tenants have the currently exercisable right to terminate their leases if the respective legislature or other funding authority does not appropriate the funding necessary for the government tenant to meet its obligation. These 26 tenants represent approximately 11.7% of our total future minimum lease payments as of December 31, 2017.
As part of the FPO Transaction, we assumed the lease for FPO's former corporate headquarters, which expires on January 31, 2021. We sublease a portion of the space, which sublease expires on January 31, 2021. Rent expense incurred under the lease, net of sublease revenue, was $374 for the year ended December 31, 2017.
Future minimum rental payments due under the lease, net of subleased revenue, as of December 31, 2017 are summarized as follows:

2018	$1,543
2019	1,584
2020	1,627
2021	139
$4,893